Segment Information (Geographical Information) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 1,254,456	$ 1,169,747	$ 1,087,431
United States [Member]
Net sales	518,130	466,502	472,682
Other Americas [Member]
Net sales	42,921	55,137	50,912
Total Americas [Member]
Net sales	561,051	521,639	523,594
Europe [Member]
Net sales	459,321	444,441	398,029
Asia Pacific and Rest of World [Member]
Net sales	$ 234,084	$ 203,667	$ 165,808